UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 4, 2009

THE CHILDREN’S PLACE RETAIL STORES, INC.

(Exact Name of Registrants as Specified in Their Charters)

Delaware

 (State or Other Jurisdiction of Incorporation)

0-23071	31-1241495
(Commission File Number)	(IRS Employer Identification No.)

915 Secaucus Road, Secaucus, New Jersey	07094
(Address of Principal Executive Offices)	(Zip Code)

(201) 558-2400

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective as of June 4, 2009, the Board of Directors of The Children’s Place Retail Stores, Inc. (the “Company”) adopted an amendment (the “Amendment”) to Article I, Section 6(a) of the Third Amended and Restated Bylaws of the Company (the “Third Amended and Restated Bylaws”) to provide that an annual meeting of the stockholders of the Company shall be held at such time and on such date as shall be designated from time to time by the Board of Directors.  Prior to the adoption of the Amendment, Article I, Section 6(a) of the Third Amended and Restated Bylaws required that an annual meeting of the stockholders of the Company be held within 150 days after the end of each fiscal year of the Company.

The full text of the Fourth Amended and Restated Bylaws of the Company (the “Fourth Amended and Restated Bylaws”), which amends and restates the Third Amended and Restated Bylaws to include the Amendment, is attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01. Other Events

On June 9, 2009, the Company announced that it will hold its 2009 annual meeting of stockholders (the “Annual Meeting”) on Friday, July 31, 2009, at 9:00 a.m., New York Time, at the offices of Weil, Gotshal & Manges LLP, at 767 Fifth Avenue, New York, New York, and that the record date for stockholders of the Company entitled to notice of and to vote at the Annual Meeting (the “Record Date”) will be the close of business on Tuesday, June 30, 2009.  The official notice of the Annual Meeting will be mailed in June 2009.  A copy of the press release relating to the announcement of the date of the Annual Meeting and the Record Date is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The Annual Meeting is being held more than 30 days after the anniversary of the Company’s prior annual meeting of stockholders held on June 27, 2008.  As a result of this change in the timing of the Company’s annual meeting date, certain notice deadlines provided in the Company’s Proxy Statement, dated May 20, 2008, under the heading “Stockholder Proposals: 2009 Annual Meeting” have changed.

If a stockholder intends to present any proposal for inclusion in the Company’s proxy statement in accordance with Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, for consideration at the Annual Meeting, the proposal must be received by the Secretary of the Company by June 10, 2009. Such proposal must also meet the other requirements of the rules of the United States Securities and Exchange Commission relating to stockholders’ proposals.

The Fourth Amended and Restated Bylaws contain an advance notice of stockholder business and nominations requirement (Article I, Section 6(j)), which generally prescribes the procedures that a stockholder of the Company must follow if the stockholder intends, at an annual or special meeting of stockholders, to nominate a person for election to the Company’s Board of Directors or to propose other business to be considered by stockholders. These procedures include, among other things, that the stockholder give timely notice to the Company of the nomination or other proposed business, that the notice contain specified information, and that the stockholder comply with certain other requirements. Generally, in the case of an annual meeting of stockholders, a stockholder’s notice in order to be timely must be delivered in writing to the Secretary of the Company, at its principal executive office, not later than the close of business on the 45th day nor earlier than the close of business on the 60th day prior to of the meeting;

however, in the event that less than 55 days’ notice of the date of the meeting was given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the day on which public disclosure of the meeting date was made.  If a stockholder’s nomination or proposal is not in compliance with the procedures set forth in the Fourth Amended and Restated Bylaws, the Company may disregard such nomination or proposal.

In accordance with the Fourth Amended and Restated By-laws, since notice of the meeting date is being provided less than 55 days prior to the date of the meeting, notice by the stockholder must be delivered no later than the close of business on the tenth day after the date hereof. Accordingly, if a stockholder of the Company intends, at the Annual Meeting, to nominate a person for election to the Company’s Board of Directors or to propose other business, the stockholder must deliver a notice of such nomination or proposal to the Company not later than the close of business on June 19, 2009, and comply with the requirements of the Fourth Amended and Restated ByLaws. If a stockholder submits a proposal outside of Rule 14a-8 for the Annual Meeting and such proposal is delivered within the time frame specified in the Fourth  Amended and Restated ByLaws, the  Company’s proxy may confer discretionary authority on persons being appointed as proxies on behalf of the Company to vote on such proposal.

Notices should be addressed in writing to:

The Children’s Place Retail Stores, Inc.

915 Secaucus Road

Secaucus, New Jersey 07094

Attention:  Secretary

Forward Looking Statements

This Current Report on Form 8-K, including Exhibit 99.1, contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements typically are identified by use of terms such as “may,” “will,” “should,” “plan,” “expect,” “anticipate,” “estimate” and similar words, although some forward-looking statements are expressed differently.  Forward-looking statements represent the Company’s management’s judgment regarding future events.  Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, the Company can give no assurance that such expectations will prove to be correct.  All statements other than statements of historical fact included in this Current Report on Form 8-K are forward-looking statements.  The Company cannot guarantee the accuracy of the forward-looking statements, and you should be aware that the Company’s actual results could differ materially from those contained in the forward-looking statements due to a number of factors, including the statements under the heading “Risk Factors” contained in the Company’s filings with the Securities and Exchange Commission.

Item 9.01               Financial Statement and Exhibits.

(d)                                Exhibits

Exhibit  3.1                                       Fourth Amended and Restated Bylaws of the Company.

Exhibit 99.1                                    Press release, dated June 9, 2009.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 9, 2009

THE CHILDREN’S PLACE RETAIL STORES, INC.

By:	/s/ Susan J. Riley
Name:	Susan J. Riley
Title:	Executive Vice President, Finance and Administration